SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) October 10, 2003


                     WESTSTAR FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




      North Carolina                 000-30515                   56-2181423
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                       Identification number)



                79 Woodfin Place, Asheville, North Carolina 28801
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 232-2902


                                 Not Applicable
--------------------------------------------------------------------------------
                 (Former address of principal executive offices)

Item 7. Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits

The following exhibits are filed herewith:


     Exhibit Number                   Description of Exhibit
     --------------                   ----------------------

          10.1      Amended  and  Restated  Declaration  of Trust by and between
                    Wells Fargo Bank, N.A., as Delaware Trustee and Institutional Trustee, Weststar Financial Services Corporation, as Sponsor, and certain Administrative Trustees, dated October 10, 2003

          10.2 Indenture between Weststar Financial Services Corporation and Wells Fargo Bank, N.A., as Indenture trustee, dated October 10, 2003

          10.3      Guarantee   Agreement  by  and  between  Weststar  Financial
                    Services   Corporation  and  Wells  Fargo  Bank,   N.A.,  as
                    Guarantee Trustee, dated October 10, 2003

          10.4 Floating Rate Junior Subordinated Debenture of Weststar Financial Services Corporation, dated October 10, 2003 (included as Exhibit A to Exhibit 10.2 filed herewith)

          99.1      Press Release dated October 29, 2003


Item 9 Regulation FD Disclosure.
--------------------------------

          On October 10, 2003, the Registrant issued $4,000,000 in trust preferred securities through Weststar Financial Services Corporation I, a specially formed subsidiary organized as a Delaware statutory trust. The dividends paid by the Registrant on the trust preferred securities are based on the 3 month LIBOR plus 3.15% and are paid quarterly. The Registrant may, at its option, elect to defer such dividends for up to 20 calendar quarters. The trust preferred securities are redeemable on or after October 7, 2008.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WESTSTAR FINANCIAL SERVICES CORPORATION



                                      By: /s/ Randall C. Hall
                                          --------------------------------------
                                          Randall C. Hall,
                                          Executive Vice President and CFO



Dated: November 5, 2003

                                  EXHIBIT INDEX



     Exhibit Number                   Description of Exhibit
     --------------                   ----------------------

          10.1      Amended  and  Restated  Declaration  of Trust by and between
                    Wells Fargo Bank, N.A., as Delaware Trustee and Institutional Trustee, Weststar Financial Services Corporation, as Sponsor, and certain Administrative Trustees, dated October 10, 2003

          10.2 Indenture between Weststar Financial Services Corporation and Wells Fargo Bank, N.A., as Indenture trustee, dated October 10, 2003

          10.3      Guarantee   Agreement  by  and  between  Weststar  Financial
                    Services   Corporation  and  Wells  Fargo  Bank,   N.A.,  as
                    Guarantee Trustee, dated October 10, 2003

          10.4 Floating Rate Junior Subordinated Debenture of Weststar Financial Services Corporation, dated October 10, 2003 (included as Exhibit A to Exhibit 10.2 filed herewith)

          99.1      Press Release date October 29, 2003